ADVANCE PAYMENTS FROM CUSTOMERS	12 Months Ended
Dec. 31, 2011
ADVANCE PAYMENTS FROM CUSTOMERS
(12)	ADVANCE PAYMENTS FROM CUSTOMERS

The Group requires certain customers to make prepayments before delivery has occurred. Such prepayments are recorded as advances from customers in the Group’s consolidated financial statements, until delivery has occurred. Advances from customers for which the deliveries of goods are expected to occur after twelve months are classified as non-current liabilities in the Group’s consolidated balance sheets. Advance payments from customers are reclassified to other payables when the related wafer supply contracts or orders are cancelled, early terminated, expired or in dispute and it is probable that the Group will refund the advance payment balances to the customers.

(a)	Contracts with Q-Cells

On December 4, 2009, the Group and Q-Cells reached an agreement (“Original Agreement”) to resolve a dispute over a long-term solar wafer supply agreement (“wafer supply agreement”). Pursuant to the Original Agreement, the Group had agreed to cease any pending proceedings or claims against Q-Cells and Q-Cells had agreed not to withdraw the outstanding prepayment balance made under the wafer supply agreement of US$244,085 against a bank guarantee. As a result of the signing of the Original Agreement, the Group reclassified the advance payments from Q-Cells to short-term and long-term other payables in accordance with the repayment schedule as set out in the Original Agreement. The non-cash reclassifications from advance payments from customers to other payables was not included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows because the Group considered that the payable to the German customer is of financing nature as a result of signing the Amended Agreement. Repayments made in accordance with the Amendment Agreement are included in the financing activities in the Group’s consolidated statements of cash flows.

On September 9, 2010, the Group and Q-Cells signed an amendment agreement (“Amendment Agreement”). Pursuant to the Amendment Agreement, the Group agreed to accelerate the repayment of the outstanding payable of US$224,940 due to Q-Cells as of September 9, 2010 of which US$112,470 was paid in September 2010. On June 30 and August 30, 2011, the Group and Q-Cells entered into two further agreements. Pursuant to the two agreements, the Group shall offset the remaining outstanding payable of US$112,470 to Q-Cells against the prepayment of US$ 60,000 made by the Group to Q-Cells and accounts receivables of US$52,470 outstanding as of the agreement date.

(b)	Contracts with other customers

In addition to Q-Cells, several customers also ceased to execute the wafer purchase contracts with the Group due to dispute over wafer price during the years ended December 31, 2010 and 2011. The Group initiated either arbitrations or negotiation with those customers in an effort to resume the execution of contracts. However, no active response was received from those customers and certain customer had demanded termination of contract and repayment of advance wafer payments. As a result, the Group assessed that it is probable that certain advances received from customers will be paid back by the Group and accordingly, advance payments of US$52,169 and US$16,577 were reclassified to other payables during the years ended December 31, 2010 and 2011, respectively. Such non-cash reclassification from advance from customers to other payables were included in the “Changes in operating assets and liabilities” in the Group’s consolidated statements of cash flows.